

CIRCOR

Energy
Aerospace & Defense
Industrial

Third Quarter 2018

Investor Review

Presented November 6, 2018

Safe Harbor

CIRCOR

This presentation contains forward-looking statements within the meaning of Section 27 A of the Securities Act of 1933, as amended, and Section 21 E of the Securities Exchange Act of 1934, as amended. Reliance should not be placed on forward-looking statements because they involve unknown risks, uncertainties and other factors, which are, in some cases, beyond the control of CIRCOR. Any statements in this presentation that are not statements of historical fact are forward-looking statements, including, but not limited to, those relating to CIRCOR's fourth-quarter 2018 guidance, our future performance, including realization of cost reductions from restructuring activities and expected synergies, and our corporate priorities. Actual events, performance or results could differ materially from the anticipated events, performance or results expressed or implied by such forward-looking statements. Important factors that could cause actual results to vary from expectations include, but are not limited to: our ability to respond to competitive developments and to grow our business, both domestically and internationally; changes in the cost, quality or supply of raw materials; our ability to comply with our debt obligations; our ability to successfully implement our acquisition, divesture or restructuring strategies, including our integration of the Fluid Handling business; changes in industry standards, trade policies or government regulations, both in the United States and internationally; and our ability to operate our manufacturing facilities at current or higher levels and respond to increases in manufacturing costs. BEFORE MAKING ANY INVESTMENT DECISIONS REGARDING OUR COMPANY, WE STRONGLY ADVISE YOU TO READ THE SECTION ENTITLED "RISK FACTORS" IN OUR MOST RECENT ANNUAL REPORT ON FORM 10-K AND SUBSEQUENT REPORTS ON FORMS 10-Q, WHICH CAN BE ACCESSED UNDER THE "INVESTORS" LINK OF OUR WEBSITE AT WWW.CIRCOR.COM. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

See page 13 for information on the use of non-GAAP financial measures.

Q3 2018 Results

($ millions, except EPS)

Orders



$307
Up
94%
$158
Q3 2017
Q3 2018

Organic	25%
Acquisition	70%
FX	0%
Total	94%

Net Revenue



$298
Up
86%
$160
Q3 2017
Q3 2018

Organic	14%
Acquisition	73%
FX	0%
Total	86%

EPS



GAAP
Adjusted*
$0.22
Q3 2017
Q3 2018
$(0.34)
$0.43
$0.52
Q3 2017
Q3 2018

EPS: Diluted Earnings Per Share

** Reflects a non-GAAP measure, see CIRCOR's Q3 2018 earnings press release for definitions and a reconciliation to GAAP*

Q3 2018 Orders - Year-over-Year Comparison

CIRCOR

($ millions)

	CIRCOR			
	Reported		Pro Forma Combined [(1)]	
	$	%	$	%
2017	158.1		276.6	
Organic	39.4	25%	35.3	13%
Acquisitions	110.4	70%	-	-
FX	(0.5)	0%	(4.5)	-2%
Total change	149.3	94%	30.8	10%
2018	307.4		307.4	

	Industrial				Energy				Aerospace & Defense			
	Reported		Pro Forma Combined [(1)]		Reported		Pro Forma Combined [(1)]		Reported		Pro Forma Combined [(1)]	
	$	%	$	%	$	%	$	%	$	%	$	%
2017	27.3		114.7		84.9		106.3		45.9		55.7	
Organic	7.9	29%	2.0	2%	7.1	8%	7.1	7%	24.5	53%	26.1	47%
Acquisitions	79.9	293%	-	-	19.1	23%	-	-	11.3	25%	-	-
FX	(0.2)	-1%	(1.8)	-2%	(0.1)	0%	(2.4)	-2%	(0.2)	0%	(0.2)	0%
Total change	87.6	321%	0.2	0%	26.1	31%	4.7	4%	35.6	77%	25.9	46%
2018	114.9		114.9		111.0		111.0		81.5		81.5	

(1) Pro Forma Combined reflects 2017 orders and order changes as though Fluid Handling was acquired January 1, 2017.

Q3 2018 Revenue - Year-over-Year Comparison

CIRCOR

($ millions)

	CIRCOR			
	Reported		Pro Forma Combined (1)	
	$	%	$	%
2017	159.7		274.3	
Organic	21.8	14%	26.1	10%
Acquisitions	116.7	73%	-	-
FX	(0.7)	0%	(2.9)	-1%
Total change	137.8	86%	23.2	8%
2018	297.5		297.5	

	Industrial				Energy				Aerospace & Defense			
	Reported		Pro Forma Combined (1)		Reported		Pro Forma Combined (1)		Reported		Pro Forma Combined (1)	
	$	%	$	%	$	%	$	%	$	%	$	%
2017	30.0		115.6		88.6		106.4		41.1		52.3	
Organic	(0.4)	-1%	4.9	4%	16.2	18%	15.6	15%	5.9	14%	5.6	11%
Acquisitions	89.3	298%	-	-	16.6	19%	-	-	10.9	26%	-	-
FX	(0.2)	-1%	(1.8)	-2%	(0.3)	0%	(0.9)	-1%	(0.2)	0%	(0.2)	0%
Total change	88.7	296%	3.1	3%	32.5	37%	14.7	14%	16.6	40%	5.4	10%
2018	118.7		118.7		121.0		121.0		57.8		57.8	

(1) Pro Forma Combined reflects revenue changes as though Fluid Handling was acquired January 1, 2017

Industrial Segment Highlights

CIRCOR

($ millions)

		Prior Year		YOY Change	
	Q3 2018	Reported	Pro Forma Combined	Reported	Pro Forma Combined
Net Revenues	118.7	30.0	115.6	88.7	3.1
Segment Operating Income	14.6	5.7	10.0	8.9	4.6
Segment Operating Margin	12.3%	18.9%	8.7%	-660 bp	360 bp

Comments
(YOY Pro Forma)

- **Q3 2018 revenues**
  - Increased shipments in Pumps North America
  - Seasonally low shipments in EMEA
  - Both new equipment and aftermarket markets healthy
- **Q3 2018 segment operating margin**
  - Restructuring and productivity benefits
  - G&A synergy savings
  - Favorable mix of products

Note: Pro Forma Combined assumes Fluid Handling was acquired January 1, 2017

Energy Segment Highlights

($ millions)

		Prior Year		YOY Change	
	Q3 2018	Reported	Pro Forma Combined	Reported	Pro Forma Combined
Net Revenues	121.0	88.6	106.4	32.5	14.7
Segment Operating Income	9.2	6.9	8.7	2.2	0.5
Segment Operating Margin	7.6%	7.8%	8.2%	-20 bp	-60 bp

Comments
(YOY Pro Forma)

- **Q3 2018 revenues**
  - Refinery Valves up over 50%
  - Distributed Valves, Instrumentation & Sampling up moderately
  - Reliability Services down slightly
- **Q3 2018 segment operating margin**
  - Improved Refinery Valves margins on higher volume
  - Benefit from restructuring actions in Reliability Services
  - Higher costs in Distributed Valves operations

Note: Pro Forma Combined assumes Fluid Handling was acquired January 1, 2017

Aerospace & Defense Segment Highlights

CIRCOR

($ millions)

		Prior Year		YOY Change	
	Q3 2018	Reported	Pro Forma Combined	Reported	Pro Forma Combined
Net Revenues	57.8	41.1	52.3	16.6	5.4
Segment Operating Income	8.7	4.3	6.5	4.4	2.2
Segment Operating Margin	15.1%	10.5%	12.5%	460 bp	260 bp

Comments
(YOY Pro Forma)

- **Q3 2018 revenues**
  - Favorable pricing in actuation business
  - Increased defense revenue
  - Lower pumps volume
- **Q3 2018 segment operating margin**
  - Price increase benefit
  - Operational improvements and restructuring benefits
  - Increased volume leverage

Note: Pro Forma Combined assumes Fluid Handling was acquired January 1, 2017

Q3 P&L Highlights

($ millions, except EPS)

	Q3 2018			Q3 2017		
	Reported GAAP	Special & Restructuring Charges	Adjusted	Reported GAAP	Special & Restructuring Charges	Adjusted
Net Revenue	297.5	-	297.5	159.7	-	159.7
Operating (Loss) Income	8.2	16.2	24.4	6.9	5.0	11.9
Net Interest (Expense)	(14.1)	-	(14.1)	(2.4)	-	(2.4)
Other Income (Expense)	1.6	-	1.6	(0.8)	-	(0.8)
Pre-Tax (Loss) Income	(4.3)	16.2	11.9	3.6	5.0	8.6
Benefit from (provision for) income taxes	(2.5)	1.0	(1.6)	0.0	(1.5)	(1.5)
Net (Loss) Income	(6.8)	17.2	10.4	3.6	3.5	7.1
Diluted EPS	(0.34)	0.86	0.52	0.22	0.21	0.43

Special & Restructuring Charges	Q3 2018
Charges in Cost of Goods Sold	
Acquisition-related amortization	4.7
Amortization of Fluid Handling PP&E Step Up	0.8
Charges in SG&A	
Acquisition-related amortization	7.0
Amortization of Fluid Handling PP&E Step Up	0.9
Restructuring Actions	2.8
Total Special & Restructuring Charges (pre-tax)	16.2

Cash Flow and Debt Position

CIRCOR

($ millions)

	Q3 2018	Q3 2017
Cash Flow from Operations	24	(17)
Capital Expenditures, net	(5)	(2)
Free Cash Flow	19	(19)

	30-Sep-18	1-Jul-18
Total Debt	810	828
Cash and Cash Equivalents	71	69
Net Debt	739	759
Net Debt to Equity	129%	132%

Q4 Guidance as of November 6, 2018

CIRCOR

($ millions, except EPS)

	Q4 2018	
	Low	High
Net Revenue	$ 295	$ 315
Expected Adjusted Earnings Per Share	$ 0.53	$ 0.63
Expected Special / Restructuring Charges per share:		
- Restructuring Charges	$ (0.16)	$ (0.13)
- Special Charges - M&A amortization related	$ (0.56)	$ (0.54)

Note: EPS amounts assume 20% tax rate

End Market Overview

Segment	Trends	Outlook
 Industrial	▪ Continued strong demand for machinery and rotating equipment ▪ Chemical processing strength in N. America and Asia ▪ Global increase in wastewater construction and processing ▪ Energy efficiency initiatives growth	
 Commercial Marine	▪ Shipbuilding demand for merchant marine showing signs of recovery ▪ Off-shore vessels build rate very low ▪ Expanded global fleet aging, increasing aftermarket demand ▪ Continued growth in trade import and export volume	
 Oil & Gas	▪ Strength in unconventional N. America ▪ Moderate increase in upstream outside N. America ▪ Refining capacity growth in Middle East and Asia Pacific ▪ Refining expansions and upgrades in the Americas	
 Aerospace	▪ Commercial aircraft build rates and backlog at historic highs ▪ Global airline passenger traffic growth ▪ Ramp up of newer programs	


Defense
	▪ Global increases in defense spending
	▪ Key programs to receive increased funding / ramping up
	    ▪ Submarines / aircraft carriers
	    ▪ F35 Joint Strike Fighter
	    ▪ Missiles
		

Use of Non-GAAP Financial Measures

CIRCOR

Within this presentation the Company uses non-GAAP financial measures, including Adjusted operating income, Adjusted operating margin, Adjusted net income, Adjusted earnings per share (diluted), EBITDA, Adjusted EBITDA, net debt, free cash flow, organic growth, pro forma combined amounts and pro forma organic growth. These non-GAAP financial measures are used by management in our financial and operating decision making because we believe they reflect our ongoing business and facilitate period-to-period comparisons. We believe these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating the Company's current operating performance and future prospects in the same manner as management does, if they so choose. These non-GAAP financial measures also allow investors and others to compare the Company's current financial results with the Company's past financial results in a consistent manner.

For example:

- *We exclude costs and tax effects associated with restructuring activities, such as reducing overhead and consolidating facilities. We believe that the costs related to these restructuring activities are not indicative of our normal operating costs.*
- *We exclude certain acquisition-related costs, including significant transaction costs and amortization of inventory and fixed-asset step-ups and the related tax effects. We exclude these costs because we do not believe they are indicative of our normal operating costs.*
- *We exclude the expense and tax effects associated with the non-cash amortization of acquisition-related intangible assets because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have lives up to 25 years. Exclusion of the non-cash amortization expense allows comparisons of operating results that are consistent over time for both our newly acquired and long-held businesses and with both acquisitive and non-acquisitive peer companies.*
- *We also exclude certain gains/losses and related tax effects, which are either isolated or cannot be expected to occur again with any predictability, and that we believe are not indicative of our normal operating gains and losses. For example, we exclude gains/losses from items such as the sale of a business, significant litigation-related matters and lump-sum pension plan settlements.*
- *Due to the significance of the Fluid Handling acquisition and to provide a more meaningful comparison of changes in our orders and revenue, we also discuss these changes on a "pro forma organic" basis. Pro forma organic is calculated assuming the Fluid Handling acquisition was completed on January 1, 2017 and excluding the impact of changes in foreign currency exchange rates.*

CIRCOR's management uses these non-GAAP measures, in addition to GAAP financial measures, as the basis for measuring the Company's operating performance and comparing such performance to that of prior periods and to the performance of our competitors. We use such measures when publicly providing our business outlook, assessing future earnings potential, evaluating potential acquisitions and dispositions and in our financial and operating decision-making process, including for compensation purposes.

Investors should recognize that these non-GAAP measures might not be comparable to similarly titled measures of other companies. These measures should be considered in addition and not as a substitute for or superior to, any measure of performance, cash flow or liquidity prepared in accordance with accounting principles generally accepted in the United States.
A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is available in the Company's Third-quarter 2018 news release available on its website at www.CIRCOR.com.

Figures labeled "Adjusted" exclude certain charges and recoveries. A description of these charges and recoveries and a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is available in the Company's Third-quarter 2018 news release available on its website at www.CIRCOR.com.

APPENDIX

Group Structure

CIRCOR by End Market

Sales Mix

ENERGY


Other
Midstream
Upstream
Downstream

INDUSTRIAL


Other
Marine
Industrial

A&D


Other
Commercial
Defense

Product Lines

ENERGY

Distributed Valves
Refinery Valves
Instrumentation & Sampling
Engineered Valves
Reliability Services

INDUSTRIAL

Industrial EMEA (Pumps & Valves)
Industrial Americas (Pumps & Valves)
Commercial Marine (Pumps)

A&D

Commercial Aerospace
Defense

Note: Based on 2017 pro forma combined revenues